SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12
Cincinnati Bell Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Shareholders to Be Held on May 4, 2017.

Meeting Information
CINCINNATI BELL INC.
		Meeting Type:	Annual Meeting
		For holders as of:	March 6, 2017
		Date: May 4, 2017	Time: 11:00 AM EDT
	Location:	The Queen City Club
331 East Fourth Street
Cincinnati, Ohio 45202

You are receiving this communication because you hold shares in the company named above.

CINCINNATI BELL INC. ATTN: CONNIE M. VOGT 221 EAST 4TH STREET, 103-1090 CINCINNATI, OH 45202-2301
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

- Before You Vote -
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE & PROXY STATEMENT AND FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow è XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this email address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 20, 2017 to facilitate timely delivery.

- How To Vote -
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR each nominee:

1.	Election of Directors for one-year terms expiring in 2018	The Board of Directors recommends you vote FOR proposals 3, 4, 5 and 6.
	Nominees:
1A	Phillip R. Cox	3.	Approval, by a non-binding advisory vote, of our executive officers' compensation.
1B	John W. Eck
1C	Jakki L. Haussler	4.	Approval of the Cincinnati Bell Inc. 2017 Long-Term Incentive Plan.
1D	Craig F. Maier
1E	Russel P. Mayer	5.	Approval of the Cincinnati Bell Inc. 2017 STock Plan for Non-Employee Directors.
1F	Lynn A. Wentworth
1G	Martin J. Yudkovitz	6.	Ratification of our Audit Committee's appointment of our independent registered public accounting firm for 2017.
1H	John M. Zrno
1I	Theodore H. Torbeck
The Board of Directors recommends you vote 1 YEAR on the following proposal:
2.	Recommendation, by a non-binding advisory vote, of the frequency of the advisory vote regarding our executive officers' compensation.	NOTE: Such other business as may properly come before the meeting or any adjournment thereof.